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                                                                  EXHIBIT 10.6.3

                  ASSIGNMENT AND MODIFICATION OF DEED OF TRUST

                         BUNCOMBE COUNTY, NORTH CAROLINA

                  KNOW ALL MEN BY THESE PRESENTS, that as of the 16th day of September, 2003, pursuant to this ASSIGNMENT AND MODIFICATION OF DEED OF TRUST (this "Assignment"), BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent ("Assignor"), in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, paid by LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as successor to Assignor as Administrative Agent ("Assignee"), does hereby assign, transfer, sell, convey and set over unto Assignee, its successors and assigns, all without recourse, warranty or representation, all and any of its right, title and interest in and to that certain deed of trust granted by DAY INTERNATIONAL, INC., a Delaware corporation having an address at c/o Day International Group, Inc., 130 West Second Street, Dayton, Ohio 45402 ("Grantor") to Joseph M. Ritter, as trustee, in favor of Assignor (the "Deed of Trust"), such Deed of Trust being more particularly described in Exhibit A attached hereto and by this reference incorporated herein covering the property described in Exhibit B, together with any interest Assignor may have as mortgagee in the indebtedness described and secured by such instrument and the money due or to become due thereunder with interest. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

                  TO HAVE AND TO HOLD the same unto the said Assignee and its successors and assigns forever.

                  IT IS FURTHER AGREED that the Deed of Trust is hereby amended as follows:

                  1. The Deed of Trust is amended so that it will secure, among other things, an increase in the principal amount of the Indebtedness so that the maximum amount of Indebtedness which is secured by the Deed of Trust is $155,000,000.00 (ONE HUNDRED FIFTY FIVE MILLION DOLLARS AND 00/100).

                  2. The Deed of Trust is amended by deleting the reference in the opening paragraph to "BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent (in such capacity, "Beneficiary")" and substituting the following

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therefore: "LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue,
New York, New York 10019, as Administrative Agent (in such capacity, "Beneficiary")".

                  3. The Deed of Trust is amended by deleting the reference in the opening paragraph to "the Senior Secured Credit Agreement dated as of January 15, 1998 among Societe Generale Securities Corporation, as Arranger, Beneficiary, the Lenders, and Day International Group, Inc. (the "Borrower"), as amended and restated pursuant to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation (successor in interest to Societe Generale Securities Corporation), as Arranger, Beneficiary, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")." and substituting the following therefore:

                  "the Senior Secured Credit Agreement dated as of January 15, 1998 among Societe Generale Securities Corporation, as Arranger, Beneficiary, the Lenders, and Day International Group, Inc. (the "Borrower"), as amended and restated pursuant to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation (successor in interest to Societe Generale Securities Corporation), as Arranger, Beneficiary, the Lenders, and the Borrower, as further amended and restated pursuant to the Second Amended and Restated Senior Secured Credit Agreement dated as of September 16, 2003 among Lehman Brothers Inc. and Banc One Capital Markets, Inc. (successors in interest to SG Cowen Securities Corporation), as Joint Lead Arrangers, Bank One, NA, as Syndication Agent, National City Bank, as Documentation Agent, Beneficiary, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")."

                  4. Notwithstanding paragraph one herein, pursuant to subsection 10.1 of the Credit Agreement, upon the prior written request of the Borrower to the Administrative Agent, and without the written consent of the Required Lenders or the Lenders, the Indebtedness which is secured by the Mortgage may be increased by an amount not to exceed $32,000,000.00 (THIRTY TWO MILLION DOLLARS AND 00/100) and the Mortgage shall automatically secure such increased Indebtedness without the necessity of an amendment thereto.

                  This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

                  Assignor executes this Assignment solely with respect to the assignment provisions and not the amendment provisions hereof.

              [The rest of this page is intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties have caused these presents to be signed on the day and year first above written.

                                    GRANTOR:

                                    DAY INTERNATIONAL, INC., a
                                    Delaware corporation

                                     By:  /s/ Thomas J. Koenig
                                         -------------------------------------
                                         Name: Thomas J. Koenig
                                         Title: VP & CFO

                                    ASSIGNEE:

                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as successor Administrative Agent

                                    By: /s/ G. Andrew Keith
                                        ---------------------------------------
                                        Name: G. Andrew Keith
                                        Title: Authorized Signatory

                                    ASSIGNOR:

                                    BANK ONE, NA, as Administrative Agent

                                    By: /s/ Joey D. Williams
                                        ---------------------------------------
                                        Name: Joey D. Williams
                                        Title: VP

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                                 ACKNOWLEDGEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

                  I, ___________________________, a Notary Public of the County
and State aforesaid, certify that ___________________________ personally came before me this day and acknowledged that (s)he is ______________________ of DAY INTERNATIONAL, INC., a Delaware corporation, and that (s)he, as _______________________, being authorized to do so, executed the foregoing on behalf of the corporation.

                  WITNESS my hand and official stamp or seal, this ____ day of September, 2003.

                                    __________________________________________
                                    Notary Public

My Commission Expires:

_________________________

                                       4
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                                 ACKNOWLEDGEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

                  I, ___________________________, a Notary Public of the County
and State aforesaid, certify that ___________________________ personally came before me this day and acknowledged that (s)he is ______________________ of LEHMAN COMMERCIAL PAPER INC. and that (s)he, as _______________________, being authorized to do so, executed the foregoing on behalf of the corporation.

                  WITNESS my hand and official stamp or seal, this ____ day of September, 2003.

                                    ___________________________________________
                                    Notary Public

My Commission Expires:

________________________

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                                 ACKNOWLEDGEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )


                  I, ___________________________, a Notary Public of the County
and State aforesaid, certify that ___________________________ personally came before me this day and acknowledged that (s)he is ______________________ of BANK ONE, NA, a national banking association, and that (s)he, as _______________________, being authorized to do so, executed the foregoing on behalf of the corporation.

                  WITNESS my hand and official stamp or seal, this ____ day of September, 2003.

                                    __________________________________________
                                    Notary Public

My Commission Expires:

__________________________

DRAFTED BY AND WHEN RECORDED RETURN TO:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
ATTN: Lisa Gordon, Esq.

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                                    EXHIBIT A

                                  Deed of Trust

         Deed of Trust, Assignment of Rent & Security Agreement, dated as of January 16, 1997 and recorded January 20, 1998 in Book 1899, Page 716, Buncombe County Registry.

         First Amendment to Deed of Trust, Assignment of Rent & Security Agreement, dated as of October 19, 1999 and recorded November 16, 1999 in Book 2195, Page 533, Buncombe County Registry.

         Second Amendment to Deed of Trust, Assignment of Rent & Security Agreement, dated as of June 29, 2001 and recorded September 17, 2001 in Book 2586, Page 398, Buncombe County Registry.

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                                    EXHIBIT B

                                Legal Description

                                 (see attached)

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